Exhibit 99.2

Independence Realty Trust Announces Pricing of Public Offering of 10,000,000 Shares of Common Stock
PHILADELPHIA – (BUSINESS WIRE) – September 3, 2024 — Independence Realty Trust, Inc. (“IRT”) (NYSE: IRT), a multifamily apartment REIT, today announced the pricing of its public offering of 10,000,000 shares of common stock at a price of $19.75 per share in connection with the forward sale agreement described below. The Company also granted the underwriters a 30-day option to purchase up to 1,500,000 additional shares. The offering is expected to close on or about September 5, 2024, subject to customary closing conditions.
Citigroup, KeyBanc Capital Markets and RBC Capital Markets, LLC are acting as joint book-running managers for the offering.
IRT has entered into a forward sale agreement with Citigroup (the “forward purchaser”) with respect to 10,000,000 shares of its common stock (and expects to enter into a forward sale agreement with respect to an additional 1,500,000 shares if the underwriters exercise their option to purchase additional shares in full). In connection with the forward sale agreement, the forward purchaser or its affiliate is expected to borrow and sell to the underwriters an aggregate of 10,000,000 shares of the common stock that will be delivered in this offering (or an aggregate of 11,500,000 shares if the underwriters exercise their option to purchase additional shares in full). Subject to its right to elect cash or net share settlement, which right is subject to certain conditions, IRT intends to deliver, upon physical settlement of such forward sale agreements on one or more dates specified by IRT occurring no later than September 5, 2025, an aggregate of 10,000,000 shares of its common stock (or an aggregate of 11,500,000 shares if the underwriters exercise their option to purchase additional shares in full) to the forward purchaser in exchange for cash proceeds per share equal to the applicable forward sale price, which will be the public offering price, less underwriting discounts and commissions, and will be subject to certain adjustments as provided in the forward sale agreements.
IRT will not initially receive any proceeds from the sale of shares of its common stock by the forward purchaser or its affiliate in the offering. IRT expects to contribute any cash net proceeds it receives upon the future settlement of the forward sale agreements to IRT’s operating partnership, Independence Realty Operating Partnership, LP (“IROP”), in exchange for common units in IROP. Through IROP, IRT intends to use substantially all of such cash net proceeds to fund potential acquisitions and other investment opportunities or for general corporate purposes, including the reduction of outstanding borrowings under IRT’s unsecured credit facility.
This offering is being made pursuant to an effective shelf registration statement (including a base prospectus) filed with the Securities and Exchange Commission (“SEC”). The offering will be made only by means of a prospectus supplement and an accompanying prospectus. Copies of the prospectus and the prospectus supplement relating to the offering, when available, may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov or contacting Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 telephone: 800-831-9146, KeyBanc Capital Markets: Attn: Equity Syndicate, 127 Public Square, 7th Floor, Cleveland, OH 44114, telephone: 1.800.859.1783 and RBC Capital Markets, LLC, Brookfield Place, 200 Vesey Street, 8th Floor, New York, New York 10281, Attention: Equity Syndicate Desk.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful before registration or qualification thereof under the securities laws of any such state or jurisdiction.
About Independence Realty Trust, Inc.
Independence Realty Trust, Inc. (NYSE: IRT) is a real estate investment trust that owns and operates multifamily communities, across non-gateway U.S. markets including Atlanta, GA, Dallas, TX, Denver,

CO, Columbus, OH, Indianapolis, IN, Raleigh-Durham, NC, Oklahoma City, OK, Nashville, TN, Houston, TX, and Tampa, FL. IRT’s investment strategy is focused on gaining scale near major employment centers within key amenity rich submarkets that offer good school districts and high-quality retail. IRT aims to provide stockholders with attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return on capital through distributions and capital appreciation.
Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, the timing of the settlement of the equity offering and the expected use of proceeds therefrom. All statements in this release that address financial and operating performance, events or developments that we expect or anticipate will occur or be achieved in the future are forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions.
Our forward-looking statements are not guarantees of future performance and involve estimates, projections, forecasts, strategies and assumptions, including as to matters that are not within our control, and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, failure to realize cost savings, efficiencies and other benefits that we expect to result from our Portfolio Optimization and Deleveraging Strategy, inability to sell certain assets, including those assets designated as held for sale, within the time frames or at the pricing levels expected, failure to achieve expected benefits from the redeployment of proceeds from asset sales, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve rent increases and occupancy levels on account of the value add initiatives, unexpected impairments or impairments in excess of our estimates, increased regulations generally and specifically on the rental housing market, including legislation that may regulate rents and fees or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, the effects of natural and other disasters, unknown or unexpected liabilities, including the cost of legal proceedings, costs and disruptions as the result of a cybersecurity incident or other technology disruption, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2023, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements. These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.
Independence Realty Trust, Inc.
Edelman Smithfield
Lauren Torres
917-365-7979
IRT@edelman.com